SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 7, 2000



               MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)



DELAWARE                   File No.  0-24035         13-3968008
--------                   -----------------         ----------

(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)

                      C/O DEMETER MANAGEMENT CORPORATION
         TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
               (Address of principal executive offices) (zip code)



    Registrant's telephone number, including area code:    (212) 392-5530



                     MORGAN STANLEY TANGIBLE ASSET FUND L.P.
      --------------------------------------------------------------------
           (former name or former address, if changed since last report)



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Item 5.  Other Events

MORGAN STANLEY TANGIBLE ASSET FUND L.P. FILED A REGISTRATION STATEMENT ON FORM S-1 (SEC FILE NO. 333-90483), WHICH WAS DECLARED EFFECTIVE BY THE SEC ON MARCH 6, 2000, TO RE-OPEN ITS SALE OF UNITS OF LIMITED PARTNERSHIP INTEREST AND BECOME PART OF THE MORGAN STANLEY DEAN WITTER SPECTRUM SERIES OF CONTINUOUSLY OFFERED MANAGED FUTURES FUNDS. IN THIS CONNECTION, ON MARCH 7, 2000, THE GENERAL PARTNER FILED A CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE CHANGING THE NAME OF THE REGISTRANT FROM MORGAN STANLEY TANGIBLE ASSET FUND L.P. TO MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Morgan Stanley Dean Witter Spectrum Commodity L.P.


                                     By: Demeter Management Corporation,
                                         as General Partner


                                       By: /s/ Robert E. Murray
                                           -------------------------------------
                                          Robert E. Murray
                                          President

Dated:  March 22, 2000




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                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION

3.1 Certificate of Amendment of Certificate of Limited Partnership, dated March 7, 2000